UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): November 15, 2005
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                           GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)


  NEW JERSEY                        01-14294                    22-2545165
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                     File No.)                Identification No.)
 incorporation)


     55 UNION BOULEVARD, TOTOWA, NJ                                 07512
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

      On November 15, 2005, the Board of Directors of Greater Community Bancorp (the "Company") created a new position of Chief Auditor. The position will be responsible for all audit-related activities in the Company including the coordination of internal and external auditing and regulatory agency examinations.

      Naqi A. Naqvi, the Company's Senior Vice President, Treasurer and Chief Financial Officer, was elected by the Board as Chief Auditor and relinquished the Treasurer and Chief Financial Officer positions effective November 16, 2005. Mr. Naqvi continues in the office of Senior Vice President.

      Stephen J. Mauger, Vice President of Greater Community Services, Inc., a wholly-owned nonbank subsidiary of the Company, was elected by the Board to Senior Vice President, Treasurer and Chief Financial Officer of the Company effective November 16, 2005. Mr. Mauger is 55 years of age and has been with the Company as Vice President since April 2004 with primary responsibilities in risk management. For three years prior to joining the Company, Mr. Mauger was Senior Vice President of The Kafafian Group, Inc., a financial services consulting firm specializing in performance measurement and outsourcing of profitability reporting. Mr. Mauger previously served as Senior Vice President with Summit Bancorp, a former New Jersey multi-bank financial holding company, in a similar profitability measurement and reporting role for four years. He also served as Senior Vice President and Chief Financial Officer of United Jersey Bank, a former New Jersey commercial bank, for approximately ten years. Mr. Mauger has an MBA degree in Accounting.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            GREATER COMMUNITY BANCORP
                                                   (Registrant)






Date: November 17, 2005                     /s/ Anthony M. Bruno, Jr.
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                                            (Signature)
                                            Anthony M. Bruno, Jr.
                                            Chairman and Chief Executive Officer